U.S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported)

                                November 19, 2002


                             KLEVER MARKETING, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


                  000-18834                       36-3688583
--------------------------------------------------------------------------------
         Commission File Number       (I.R.S. Employer Identification No.}





350 West Broadway, Suite 201, Salt Lake City, UT 84101                   06790
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                           (Zip code)

                                 (801) 322-1221
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



         (Former Name, Former Address and Former Fiscal Year if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

         (c )  Exhibits.

         99.1 Certification of the Issuer's Chief Executive Officer and of its Chief Financial Officer accompanying the Issuer's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, in accordance with Section 906 of the Sarbanes-Oxley Act of 2002. .

         99.2     Letter to the Commission submitting the Certification..

Item 9.  Regulation FD Disclosure

Klever Marketing, Inc. (the "Issuer"), reports that, by letter to the Commission, the Certification of the Issuer's Chief Executive Officer and of its Chief Financial Officer are accompanying the Issuer's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, in accordance with Section 906 of the Sarbanes-Oxley Act of 2002. A copy of such Certification is attached to this report as Exhibit 99.1

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                               KLEVER MARKETING, INC.

Dated: November 19, 2002                       By:      s/ Richard J. Trout
                                               ---------------------------------
                                               Richard J. Trout, President

                                  EXHIBIT INDEX

Exhibit                                                            Page in
                                                                   Sequentially
                                                                   Numbered Copy


99.1     Certification  of the Issuer's Chief Executive  Officer and of
         its  Chief  Financial   Officer   accompanying   the  Issuer's
         Quarterly  Report on Form 10-Q for the quarter  ended June 30,
         2002, in accordance with Section 906 of the Sarbanes-Oxley Act
         of 2002.                                                             __

99.2     Letter to the Commission submitting the Certification.               __